                                                                EXHIBIT 99.1


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  SCHEDULE 13D

                   UNDER THE SECURITIES EXCHANGE ACT OF 1934

                        (AMENDMENT NO.               )*
                                       --------------

                             Enviroq Corporation
--------------------------------------------------------------------------------
                              (Name of Issuer)


                   Common Stock, par value $.01 per share
--------------------------------------------------------------------------------
                         (Title of Class of Securities)


                                  29409M107
                  ----------------------------------------
                               (CUSIP Number)

William J. Long, 801 5th Avenue North, Birmingham, Alabama 35203  (205) 251-2400
--------------------------------------------------------------------------------
(Name, Address and Telephone Number of Person Authorized to Receive Notices and
 Communications)

                               April 18, 1995
--------------------------------------------------------------------------------
           (Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(b)(3)or(4), check the following box. [ ]

Check the following box if a fee is being paid with this statement [x]. (A fee is not required only if the filing person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7).

Note: Six copies of this statement, including all exhibits, should be filed with the Commission. See Rule 13d-1(a) for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

  CUSIP No. 29409M107                 13D                PAGE  2  OF 18  PAGES
            ---------                                        -----  -----
--------------------------------------------------------------------------------
   1  NAME OF REPORTING PERSON
      S.S. or I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
                  SCE, Incorporated
                  63-6012699

--------------------------------------------------------------------------------
   2  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                                        (a)  [ ]


                                                                        (b)  [x]
--------------------------------------------------------------------------------
   3  SEC USE ONLY

--------------------------------------------------------------------------------
   4  SOURCE OF FUNDS*
             OO

--------------------------------------------------------------------------------
   5  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO   [ ]
      ITEMS 2(d) OR 2(e)

--------------------------------------------------------------------------------
   6  CITIZENSHIP OR PLACE OF ORGANIZATION
      Alabama

--------------------------------------------------------------------------------
                     7   SOLE VOTING POWER
                                0

--------------------------------------------------------------------------------
                     8   SHARED VOTING POWER
                                294,900 shares
     NUMBER OF
      SHARES         -----------------------------------------------------------
   BENEFICIALLY      9   SOLE DISPOSITIVE POWER
   OWNED BY EACH                0
     REPORTING
      PERSON         -----------------------------------------------------------
       WITH          10  SHARED DISPOSITIVE POWER
                                294,900 shares

--------------------------------------------------------------------------------
  11  AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
             294,900 shares

--------------------------------------------------------------------------------
  12  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES* [ ]

--------------------------------------------------------------------------------
  13  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11
             29.2%

--------------------------------------------------------------------------------
  14  TYPE OF REPORTING PERSON*
             CO

--------------------------------------------------------------------------------

                      *SEE INSTRUCTION BEFORE FILLING OUT!
          INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7
      (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.

  CUSIP No. 29409M107                 13D                PAGE  3  OF 18  PAGES
            ---------                                        -----  -----
--------------------------------------------------------------------------------
   1  NAME OF REPORTING PERSON
      S.S. or I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
                  Sullivan, Long & Hagerty, Inc.

--------------------------------------------------------------------------------
   2  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                                        (a)  [ ]


                                                                        (b)  [x]
--------------------------------------------------------------------------------
   3  SEC USE ONLY

--------------------------------------------------------------------------------
   4  SOURCE OF FUNDS*
             OO

--------------------------------------------------------------------------------
   5  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO   [ ]
      ITEMS 2(d) OR 2(e)

--------------------------------------------------------------------------------
   6  CITIZENSHIP OR PLACE OF ORGANIZATION
      Alabama

--------------------------------------------------------------------------------
                     7   SOLE VOTING POWER
                                9,318 shares

--------------------------------------------------------------------------------
                     8   SHARED VOTING POWER
                                294,900 shares
     NUMBER OF
      SHARES         -----------------------------------------------------------
   BENEFICIALLY      9   SOLE DISPOSITIVE POWER
   OWNED BY EACH                9,318 shares
     REPORTING
      PERSON         -----------------------------------------------------------
       WITH          10  SHARED DISPOSITIVE POWER
                                294,900 shares

--------------------------------------------------------------------------------
  11  AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
             304,218 shares

--------------------------------------------------------------------------------
  12  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES* [ ]

--------------------------------------------------------------------------------
  13  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11
             30.1%

--------------------------------------------------------------------------------
  14  TYPE OF REPORTING PERSON*      CO

--------------------------------------------------------------------------------

                      *SEE INSTRUCTION BEFORE FILLING OUT!
          INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7
      (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.

  CUSIP No. 29409M107                 13D                PAGE  4  OF 18  PAGES
            ---------                                        -----  -----
--------------------------------------------------------------------------------
   1  NAME OF REPORTING PERSON
      S.S. or I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
                  Charles A. Long, Jr.
                  ###-##-####

--------------------------------------------------------------------------------
   2  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                                        (a)  [ ]

                                                                        (b)  [x]
--------------------------------------------------------------------------------
   3  SEC USE ONLY

--------------------------------------------------------------------------------
   4  SOURCE OF FUNDS*
             OO

--------------------------------------------------------------------------------
   5  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO   [ ]
      ITEMS 2(d) OR 2(e)

--------------------------------------------------------------------------------
   6  CITIZENSHIP OR PLACE OF ORGANIZATION
      United States of America

--------------------------------------------------------------------------------
                     7   SOLE VOTING POWER
                                1,680 shares

--------------------------------------------------------------------------------
                     8   SHARED VOTING POWER
                                308,224 shares
     NUMBER OF
      SHARES         -----------------------------------------------------------
   BENEFICIALLY      9   SOLE DISPOSITIVE POWER
   OWNED BY EACH                1,680 shares
     REPORTING
      PERSON         -----------------------------------------------------------
       WITH          10  SHARED DISPOSITIVE POWER
                                308,224 shares

--------------------------------------------------------------------------------
  11  AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
             309,904 shares

--------------------------------------------------------------------------------
  12  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES* [ ]

--------------------------------------------------------------------------------
  13  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11
             30.7%

--------------------------------------------------------------------------------
  14  TYPE OF REPORTING PERSON*
             IN

--------------------------------------------------------------------------------


                      *SEE INSTRUCTION BEFORE FILLING OUT!
          INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7
      (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.

  CUSIP No. 29409M107                 13D                PAGE  5  OF 18  PAGES
            ---------                                        -----  -----
--------------------------------------------------------------------------------
   1  NAME OF REPORTING PERSON
      S.S. or I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
                  William J. Long

--------------------------------------------------------------------------------
   2  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                                        (a)  [ ]

                                                                        (b)  [x]
--------------------------------------------------------------------------------
   3  SEC USE ONLY

--------------------------------------------------------------------------------
   4  SOURCE OF FUNDS*
             OO

--------------------------------------------------------------------------------
   5  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO   [ ]
      ITEMS 2(d) OR 2(e)

--------------------------------------------------------------------------------
   6  CITIZENSHIP OR PLACE OF ORGANIZATION
      United States of America

--------------------------------------------------------------------------------
                     7   SOLE VOTING POWER
                                2,669 shares

--------------------------------------------------------------------------------
                     8   SHARED VOTING POWER
                                307,232 shares
     NUMBER OF
      SHARES         -----------------------------------------------------------
   BENEFICIALLY      9   SOLE DISPOSITIVE POWER
   OWNED BY EACH                2,669 shares
     REPORTING
      PERSON         -----------------------------------------------------------
       WITH          10  SHARED DISPOSITIVE POWER
                                307,232 shares

--------------------------------------------------------------------------------
  11  AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
             309,901 shares

--------------------------------------------------------------------------------
  12  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES* [ ]

--------------------------------------------------------------------------------
  13  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11
             30.7%

--------------------------------------------------------------------------------
  14  TYPE OF REPORTING PERSON*
             IN

--------------------------------------------------------------------------------

                      *SEE INSTRUCTION BEFORE FILLING OUT!
          INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7
      (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.

ITEM 1.  SECURITY AND ISSUER.

         This statement relates to the common stock, par value $.01 per share, of Enviroq Corporation, a Delaware corporation (the "Issuer"). The address of the principal executive offices of the Issuer is 801 5th Avenue North, Birmingham, Alabama 35203.


ITEM 2.  IDENTITY AND BACKGROUND.

         SCE, INCORPORATED is a corporation formed under the laws under the State of Alabama. SCE, Incorporated is principally engaged in the general construction business, and the address of its principal office is 801 5th Avenue North, Birmingham, Alabama 35203. SCE, Incorporated has not been convicted in a criminal proceeding during the last five years and has not been, during the last five years, party to a civil proceeding of a judicial or administrative body of competent jurisdiction which resulted in the corporation being subject to a judgement, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or a finding of a violation in respect to such laws.

         SULLIVAN, LONG & HAGERTY, INC. is a corporation formed under the laws of the State of Alabama. The principal business of Sullivan, Long
         & Hagerty, Inc. is general construction and the address of its principal office is 801 5th Avenue North, Birmingham, Alabama 35203. Sullivan, Long & Hagerty, Inc. has not been convicted in a criminal proceeding during the last five years and has not been, during the last five years, party to a civil proceeding of a judicial or administrative body of competent jurisdiction which resulted in the corporation being subject to a judgement, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding a violation in respect to such laws.

         CHARLES A. LONG, JR.

         (a)   The name of the person filing this statement is Charles
               A. Long, Jr., who is Chairman of the Board, President and Chief Executive Officer and a Director of SCE, Incorporated and its parent corporation, Sullivan, Long & Hagerty, Inc., and is President and a Director of Long Enterprises, Inc.;


         (b) Mr. Long's business address is 801 5th Avenue North, Birmingham, Alabama 35203;

         (c) The principal occupation of Charles A. Long, Jr. is serving in the position of Chairman of the Board, President and Chief Executive Officer of Sullivan, Long & Hagerty, Inc. and of its wholly- owned subsidiary, SCE, Incorporated. Sullivan, Long & Hagerty, Inc. and SCE, Incorporated are principally involved in the general construction business and the address for both corporations is 801 5th Avenue North, Birmingham, Alabama 35203;

         (d) Charles A. Long, Jr. has not been, during the past five years, convicted in a criminal proceeding;

         (e) Charles A. Long, Jr. has not been, during the past five years, a party to a civil proceeding as a result of which he was enjoined from future violations of, or prohibited or required to take certain acts with respect to, federal or state securities laws or finding any violations with respect to such laws;

         (f)   Charles A. Long, Jr. is a citizen of the United States of
               America.


         WILLIAM J. LONG

         (a)   The name of the person filing this statement is William
               J. Long, who is Vice President and a Director of SCE, Incorporated and its parent corporation, Sullivan, Long & Hagerty, Inc., and is Vice President and a Director of Long Enterprises, Inc.;

         (b) Mr. Long's business address is 801 5th Avenue North, Birmingham, Alabama 35203;

         (c) The principal occupation of William J. Long is serving in the position of Vice President of Sullivan, Long & Hagerty, Inc. and of its wholly-owned subsidiary, SCE, Incorporated. Sullivan, Long & Hagerty, Inc. and SCE, Incorporated are principally involved in the general construction business and the address for both corporations is 801 5th Avenue North, Birmingham, Alabama 35203;

         (d) William J. Long has not been, during the past five years, convicted in a criminal proceeding;

         (e) William J. Long has not been, during the past five years, a party to a civil proceeding as a result of which proceeding he was enjoined from future violations of, or prohibited or required to undertake certain activities with respect to, federal or state securities laws, or finding any violations with respect to such laws;

         (f)   William J. Long is a citizen of the United States of America.

         JOSEPH L. COBB

         (a) Information is hereby provided with respect to Joseph L. Cobb, who is a Director of SCE, Incorporated and its parent corporation, Sullivan, Long & Hagerty, Inc.;

         (b)   Mr. Cobb's address is 696 Cobbs' Lane, Alexander City, Alabama
               35610;

         (c)   Mr. Cobb is retired;

         (d) Joseph L. Cobb has not been, during the past five years, convicted in a criminal proceeding.

         (e) Joseph L. Cobb has not been, during the past five years, a party to a civil proceeding as a result of which proceeding he was enjoined from future violations of, or prohibited or required to undertake certain activities with respect to, federal or state securities laws, or finding any violations with respect to such laws;

         (f)   Joseph L. Cobb is a citizen of the United States of America.


         FRANK M. HOGAN

         (a) Information is hereby provided with respect to Frank M. Hogan, who is Vice President and a Director of SCE, Incorporated and its parent corporation, Sullivan, Long & Hagerty, Inc.;

         (b) Mr. Hogan's business address is 801 5th Avenue North, Birmingham, Alabama 35203;

         (c) The principal occupation of Frank M. Hogan is serving in the position of Senior Vice President of SCE, Incorporated. SCE, Incorporated is principally involved in the general construction business and the address of the corporation is 801 5th Avenue North, Birmingham, Alabama 35203;

         (d) Frank M. Hogan has not been, during the past five years, convicted in a criminal proceeding.

         (e) Frank M. Hogan has not been, during the past five years, a party to a civil proceeding as a result of which proceeding he was enjoined from future violations of, or prohibited or required to undertake certain activities with respect to, federal or state securities laws, or finding any violations with respect to such laws;

         (f)   Frank M. Hogan is a citizen of the United States of America.

         KENNETH L. ALLEN

         (a) Information is hereby provided with respect to Kenneth L. Allen, who is a Director of SCE, Incorporated and its parent corporation, Sullivan, Long & Hagerty, Inc.;

         (b) Mr. Allen's business address is 801 5th Avenue North, Birmingham, Alabama 35203;

         (c) The principal occupation of Kenneth L. Allen is serving in the position of General Superintendent of SCE, Incorporated. SCE, Incorporated is principally involved in the general construction business and the address of the corporation is 801 5th Avenue North, Birmingham, Alabama 35203;

         (d) Kenneth L. Allen has not been, during the past five years, convicted in a criminal proceeding.

         (e) Kenneth L. Allen has not been, during the past five years, a party to a civil proceeding as a result of which proceeding he was enjoined from future violations of, or prohibited or required to undertake certain activities with respect to, federal or state securities laws, or finding any violations with respect to such laws;

         (f)   Kenneth L. Allen is a citizen of the United States of America.


         WILLIAM A. COBB, SR.

         (a) Information is hereby provided with respect to William A. Cobb, Sr., who is Executive Vice President and a Director of SCE, Incorporated and its parent corporation, Sullivan, Long & Hagerty, Inc.;

         (b) Mr. Cobb's business address is 801 5th Avenue North, Birmingham, Alabama 35203;

         (c) The principal occupation of William A. Cobb, Sr., is serving in the position of Executive Vice President of Sullivan, Long & Hagerty, Inc. and its wholly-owned subsidiary, SCE, Incorporated. Sullivan, Long & Hagerty, Inc. and SCE, Incorporated are principally involved in the general construction business and the address for both corporations is 801 5th Avenue North, Birmingham, Alabama 35203;

         (d) William A. Cobb, Sr. has not been, during the past five years, convicted in a criminal proceeding.

         (e) William A. Cobb, Sr. has not been, during the past five years, a party to a civil proceeding as a result of which proceeding he was enjoined from future violations of, or prohibited or required to undertake certain activities with respect to, federal or state securities laws, or finding any violations with respect to such laws;

         (f)   William A. Cobb, Sr. is a citizen of the United States of
               America.


         HIRAM Y. MCKINNEY

         (a) Information is hereby provided with respect to Hiram Y. McKinney , who is a Director of SCE, Incorporated and its parent corporation, Sullivan, Long & Hagerty, Inc.;

         (b)   Mr. McKinney's address is 2682 Foothill Drive, Hoover, Alabama
               35226;

         (c)   Mr. McKinney is retired;

         (d) Hiram Y. McKinney has not been, during the past five years, convicted in a criminal proceeding.

         (e) Hiram Y. McKinney has not been, during the past five years, a party to a civil proceeding as a result of which proceeding he was enjoined from future violations of, or prohibited or required to undertake certain activities with respect to, federal or state securities laws, or finding any violations with respect to such laws;

         (f)   Hiram Y. McKinney is a citizen of the United States of America.


         PATRICIA LONG FORD

         (a) Information is hereby provided with respect to Patricia Long Ford, who is Secretary/Treasurer and a Director of Long Enterprises, Inc.;

         (b) Ms. Ford's address is 801 5th Avenue North, Birmingham, Alabama 35203;

         (c) Patricia Long Ford is employed by Market Potential, Incorporated, a marketing services business located at 100 Union Hill Drive, Birmingham, Alabama 35209;

         (d) Patricia Long Ford has not been, during the past five years, convicted in a criminal proceeding.

         (e) Patricia Long Ford has not been, during the past five years, a party to a civil proceeding as a result of which proceeding he was enjoined from future violations of, or prohibited or required to undertake certain activities with respect to, federal or state securities laws, or finding any violations with respect to such laws;

         (f)   Patricia Long Ford is a citizen of the United States of America.


         LONG ENTERPRISES, INC. is a corporation formed under the laws of the State of Alabama and is an entity with respect to which information is given. Long Enterprises, Inc. is principally engaged in the business of technology development, and the address of its principal office is 801 5th Avenue North, Birmingham, Alabama 35203. Long Enterprises, Inc. has not been convicted in a criminal proceeding during the last five years and has not been, during the last five years, party to a civil proceeding of a judicial or administrative body of competent jurisdiction which resulted in the corporation being subject to a judgement, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding a violation in respect to such laws.


ITEM 3.  SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

         The securities of the Issuer subject to this statement were acquired when a corporation formerly known as Enviroq Corporation, a Delaware corporation ("Old Enviroq"), distributed on a pro rata basis to its then-existing stockholders shares of the common stock, par value
         $.01 per share, of New Enviroq Corporation, a Delaware corporation ("New Enviroq"). At the time of this distribution, New Enviroq was a wholly-owned subsidiary of Old Enviroq. After this distribution, New Enviroq changed its name to Enviroq Corporation. Immediately following this distribution, Old Enviroq was a party to a merger in which it was not the surviving corporation. The Issuer subject to this statement is the Delaware corporation formerly known as New Enviroq Corporation. No funds or other consideration were exchanged to acquire the securities subject to this statement.

ITEM 4.  PURPOSE OF TRANSACTION.

         Charles A. Long, Jr. and William J. Long are executive officers and directors of the Issuer, and in such capacities participate in the day to day operations and in the decisions made by the board of directors of the Issuer in the ordinary course of the business of the Issuer. Except as may arise in such capacities, none of the reporting persons have any present plans or proposals to (a) acquire additional securities of the Issuer or to dispose of securities of the Issuer; (b) effect an extraordinary corporate transaction; (c) to sell or transfer a material amount of the assets of the Issuer; (d) change the present board of directors or management of the Issuer; (e) make any material change to the present capitalization or dividend policy of the Issuer; (f) make any material change in the Issuer's business or corporate structure; (g) change the Issuer's charter, by-laws or instruments corresponding thereto or other actions which may impede the acquisition of control of the Issuer by any person;
         (h) cause a class of securities of the Issuer to be delisted from a national securities exchange or to cease to be authorized to be quoted in an inter-dealer quotation system of a registered national securities association; (i) cause a class of equity securities of the Issuer to become eligible for termination of registration pursuant to
         Section 12(g)(4) of the Securities Exchange Act of 1934, as amended (the "Act"); or (j) take any action similar to any of those enumerated above.

ITEM 5.  INTEREST IN SECURITIES OF THE ISSUER.

         (a) SCE, Incorporated directly owns 294,900 shares or 29.2% of the common stock, par value $.01 per share, of Enviroq Corporation, a Delaware corporation. Sullivan, Long & Hagerty, Inc., which owns 100% of the stock of SCE, Incorporated, beneficially owns 304,218 shares or 30.1% of the common stock of the Issuer, 9,318 of which are owned directly and 294,900 of which are owned directly by SCE, Incorporated. Charles A. Long, Jr. and William
               J. Long control the actions of Sullivan, Long & Hagerty, Inc. and SCE, Incorporated with respect to voting and investment decisions regarding the common stock of the Issuer held by such entities. Charles A. Long, Jr. beneficially owns 309,904 shares or 30.7% of the common stock of the Issuer, 1,680 of which are owned directly, 9,318 of which are owned directly by Sullivan, Long & Hagerty, Inc., 294,900 of which are owned directly by SCE, Incorporated, 2,374 of which are owned by Long Enterprises, Inc., and 1,632 of which are owned by his IRA. William J. Long beneficially owns 309,901 shares or 30.7% of the common stock of the Issuer, 2,669 of which are owned directly, 9,318 of which are owned directly by Sullivan, Long & Hagerty, Inc., 294,900 of which are owned directly by SCE Incorporated, 2,374 of which are owned directly by Long Enterprises, Inc., and 640 of which are owned directly by his spouse and minor children. Joseph L. Cobb owns directly 240 shares of common stock of the Issuer. Hiram Y. McKinney owns directly 120 shares of common stock of the Issuer. William A. Cobb, Sr. owns directly 1,000 shares of common stock of the Issuer. Except as set forth in this Item 5(a), each of the persons and entities identified in Item 2 above disclaims beneficial ownership of the shares of the common stock of the Issuer directly owned by the other persons and entities identified in such Item 2. In addition, all persons named in
               Item 2 above disclaim that they are members of a group within the meaning of Regulation 13D promulgated under the Act.

         (b) SCE, Incorporated is the record holder of and has the power to vote and the power to dispose of the 294,900 shares of the common stock of the Issuer which it directly owns. As a result of the relationships disclosed in subparagraph (a) of this Item 5, SCE, Incorporated may be deemed to share the power to vote and the power to dispose of the 294,900 shares of the common stock of the Issuer directly owned by SCE, Incorporated with

               Sullivan, Long & Hagerty, Inc., Charles A. Long, Jr. and
               William J. Long. Sullivan, Long & Hagerty, Inc., which owns 100% of the outstanding capital stock of SCE, Incorporated, is the record holder and has the power to vote and to dispose of 9,318 shares of the common stock of the Issuer which it directly owns. As a result of the relationship described in Item 5(a) above, Charles A. Long, Jr. and William J. Long may be deemed to share voting and dispositive power over these 9,318 shares. Charles A. Long, Jr. is the record holder and has the sole power to vote and the sole power to dispose of 1,680 shares of the common stock of the Issuer and, in addition to the shares owned by SCE, Incorporated and Sullivan, Long & Hagerty, Inc., shares voting and dispositive power over the 2,374 shares of common stock of the Issuer owned by Long Enterprises, Inc., and the 1,632 shares of common stock of the Issuer owned by his IRA. William J. Long has the sole power to vote and dispose of 2,669 shares of the common stock of the Issuer and, in addition to the shares of common stock of the Issuer owned by SCE, Incorporated and Sullivan, Long & Hagerty, Inc., shares voting and dispositive power over the 2,374 shares owned by Long Enterprises, Inc., and the 640 shares owned by his spouse and minor children. Joseph L. Cobb, Hiram Y. McKinney and William A. Cobb, Sr. own directly 240, 120 and 1,000 shares of the common stock of the Issuer, respectively, and have sole voting and dispositive power over such shares. Long Enterprises, Inc., which is also identified in
               Item 2 above, has the power to vote and dispose of 2,374 shares of the common stock of the Issuer. Charles A. Long, Jr. and William L. Long, through their relationship with Long Enterprises, Inc., share voting and dispositive power over these shares.

         (c) Except for the transaction described under Item 3 above, there have been no transactions in the class of securities reported on that were effected during the past sixty (60) days.

         (d)   Not applicable.

         (e)   Not applicable.

ITEM 6. CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS WITH RESPECT TO SECURITIES OF THE ISSUER

         Not applicable.

ITEM 7.  MATERIAL TO BE FILED AS EXHIBITS.

         Attached hereto as Exhibit 1 are the written agreements of certain persons relating to the filing of this statement.

                                   SIGNATURES


     After reasonable inquiry and to the best of its knowledge and belief, the undersigned does hereby certify that the information set forth in this statement is true, complete and correct.


                                                  SCE INCORPORATED



DATE:  April 26, 1995                 /s/ WILLIAM J. LONG
                                      ------------------------------------------
                                                      William J. Long

                                      Its:  Vice President
                                      ------------------------------------------


                                              SULLIVAN, LONG & HAGERTY, INC.


     After reasonable inquiry and to the best of its knowledge and belief, the undersigned does hereby certify that the information set forth in this statement is true, complete and correct.


DATE:  April 26, 1995
                                          By: /s/ WILLIAM J. LONG
                                              ----------------------------------
                                              William J. Long, Senior Vice
                                              President


     After reasonable inquiry and to the best of its knowledge and belief, the undersigned does hereby certify that the information set forth in this statement is true, complete and correct.


DATE:  April 26, 1995
                                          By: /s/ CHARLES A. LONG, JR.
                                              ----------------------------------
                                                    Chares A. Long, Jr.


     After reasonable inquiry and to the best of its knowledge and belief, the undersigned does hereby certify that the information set forth in this statement is true, complete and correct.

DATE:  April 26, 1995
                                          By: /s/ WILLIAM J. LONG
                                              ----------------------------------
                                                       William J. Long